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                                                                  EXHIBIT 10.2

       AMENDMENT NUMBER SEVEN TO FACTORING, CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT NUMBER SEVEN TO FACTORING, CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of June 23, 1997, between THE SIRENA APPAREL GROUP, INC., a Delaware corporation ("Sirena"), and HELLER FINANCIAL, INC., a Delaware corporation ("Heller") and amends that certain Factoring, Credit and Security Agreement, dated as of August 19, 1994, between Sirena and Heller, as amended from time to time (the "Agreement") and is based upon the following facts:

                                    RECITALS

A.      Sirena has requested that Heller amend certain terms of Agreement.

B. Heller has agreed to amend certain terms of the Agreement in accordance with Sirena's request.

                                   AGREEMENT

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sirena and Heller, intending to be legally bound, hereby amend the Agreement as follows:

1. Unless specifically defined herein, all capitalized terms contained in this Amendment shall have the definition ascribed to such terms in the Agreement.

2. The Agreement is amended by deleting Schedule 4.7 to the Agreement and substituting the attached new Schedule 4.7.

3. This Amendment shall be deemed effective as of the date of this Amendment. Except as specifically amended herein, the Agreement shall remain in full force and effect without any other changes, amendments or modifications.

                                        THE SIRENA APPAREL GROUP, INC.
                                        a Delaware corporation



                                        By:    [SIG]
                                            ----------------------------------

                                        Title:  EVP, CFO
                                            ----------------------------------

                                        HELLER FINANCIAL, INC.
                                        a Delaware corporation



                                        By:    [SIG]
                                            ----------------------------------

                                        Title:  Sr. V.P. 7/24/97
                                            ----------------------------------

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                                  SCHEDULE 4.7

                                  TRADE NAMES

                                     Sirena
                                   WearAbouts
                                Rose Marie Reid
                                   Look & Sea
                         Anne Klein Swimwear for Sirena
                             Liz Claiborne Swimwear
                                   Hot Water
                                  Sirena Kids